Exhibit 99.1

SETTLEMENT AND MUTUAL GENERAL RELEASE AGREEMENT

This Settlement and Mutual General Release Agreement (“Agreement”) is entered into by and between Morgan Technical Ceramics Auburn, Inc. and Morgan Advanced Ceramics, Inc. (collectively “Morgan”), on the one hand, and Energy Recovery, Inc. (“ERI”) (collectively, the "Parties"):

RECITALS

WHEREAS, the Parties had a contractual relationship for the sale and purchase of specialized ceramic parts;

WHEREAS, Morgan filed suit against ERI in the Superior Court of the State of California for the County of Alameda, Hayward Hall of Justice, case number RG11 608399 (the "Lawsuit");

WHEREAS, ERI filed a cross-complaint against Morgan;

WHEREAS, following a bench trial of the Lawsuit, the Court issued a judgment in favor of Morgan and against ERI in the principal amount of $1,938,692.05 (the “Judgment”); and,

WHEREAS, the Parties desire to settle and fully resolve all of the claims asserted in the Lawsuit and all disputes that do or may exist between them.

SETTLEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the Parties agree as follows:

1.     ERI shall wire to Morgan $1,700,000 in good and available funds on or before Friday, May 8, 2015. Wire instructions are as follows:

[Banking Information Redacted]

2.     Within five court days of Morgan’s receipt of ERI’s payment of $1,700,000, Morgan shall file with the Superior Court of Alameda a satisfaction of judgment affirming that the Judgment has been satisfied.

3.     Mutual General Release.

a.     Except for the obligations set forth in this Agreement, Morgan, on behalf of itself and each and every other person or entity claiming by or through it, does hereby unconditionally release and forever discharge ERI and any parent, subsidiary, representative, or related company from all claims, demands, losses, causes of action, costs, expenses, attorney’s fees, liabilities and indemnities of all and any nature whatsoever, under the law of any jurisdiction worldwide, whether known or unknown, suspected or unsuspected, whether concealed or hidden, that now exist or existed at any time previously, including, but not limited, to any and all claims that arise out of or are in any way based upon, connected with, or related to the claims asserted in the Lawsuit, including any right of appeal of the Judgment.

b.     Except for the obligations set forth in this Agreement, ERI, on behalf of itself and each and every other person or entity claiming by or through it, does hereby unconditionally release and forever discharge Morgan and any parent, subsidiary, representative, or related company from all claims, demands, losses, causes of action, costs, expenses, attorney’s fees, liabilities and indemnities of all and any nature whatsoever, under the law of any jurisdiction worldwide, whether known or unknown, suspected or unsuspected, whether concealed or hidden, which now exist or existed at any time previously, including, but not limited, to any and all claims that arise out of or are in any way based upon, connected with, or related to the claims asserted in the Lawsuit, including any right of appeal of the judgment.

c.     The Parties further agree they may hereafter discover facts in addition to or different from those which are known or believed by it to be true with respect to the subject matter of this Agreement, but they nonetheless intend to, and do hereby fully, finally, and forever settle and release any and all such claims, as described above, without regard to the subsequent discovery or existence of such different or additional facts.

d.     With respect to any and all of the claims encompassed by this Agreement, as described above, the Parties expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of section 1542 of the California Civil Code, which provides that:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

e.     The only exceptions to the Parties' mutual general release are the parties' respective obligations under this Agreement, which shall, upon execution of the Agreement, constitute the sole legal obligations of the Parties.

f.     No Party shall file a lawsuit or otherwise assert a claim that has been released by this Agreement.

4.     Time is of the essence with respect to ERI’s payment obligations pursuant to paragraph one. In the event Morgan does not receive wired funds in the amount of $1,700,000 by Friday May 8, 2015, then Morgan shall have the exclusive option to nullify this Agreement in its entirety.

5.     Confidentiality. The Parties agree that the terms of this Agreement shall be kept confidential and shall not be disclosed to any third party at any time, except as may be necessary by either Party to report to its accountants, attorneys, financial institutions, regulators, or as otherwise required by law, including in response to a lawful subpoena, as may be necessary to pursue any legal action in the event of breach of this Agreement, or as may be required in ERI’s public financial filings.

6.     Each Party represents and warrants it has the sole right and authority to execute this Agreement on its behalf and that it has not sold, assigned, transferred, conveyed, hypothecated, or otherwise disposed any right related to the Lawsuit or surrendered by this Agreement.

7..     Except as provided for in Paragraph 4, no provision of this Agreement may be released, amended, modified, or waived unless such amendment or modification is executed in writing and signed by all Parties.

8.     Each of the Parties has cooperated and participated in the drafting and preparation of this Agreement. Accordingly, all Parties acknowledge and agree that this Agreement shall not be construed or interpreted in favor of or against any of the Parties by virtue of the identity of its drafters or their respective contributions to this Agreement. Since both Parties have had an equal opportunity to negotiate and draft the terms of this Agreement, no liability shall be assumed by one Party or the other arising out of the drafting of this Agreement.

9.     This Agreement may be signed in more than one counterpart, each of which shall be deemed an original. This Agreement shall be deemed fully executed and effective when all Parties have executed at least one of the counterparts hereof, although no single counterpart bears all such signatures. Such counterparts shall, together, constitute one and the same instrument. Signature pages may be transmitted by facsimile and are effective as originals.

10.     This Agreement contains all the terms, promises, understandings, and agreements among the Parties with respect to the subject matter of this Agreement. The Parties agree that no promises or inducements have been made other than those which are set forth in this Agreement. This Agreement supersedes any prior or contemporaneous oral or written agreements, or representations, if any, between the Parties regarding the subject matter of this Agreement.

11.     This Agreement shall be governed by and construed in accordance with the laws of the State of California. Should any party initiate litigation for breach of this Agreement or to otherwise enforce the terms of this Agreement, the prevailing party shall be entitled to its reasonable attorney’s fees and costs.

12.      In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in one or more counterparts on the dates set forth below.

Dated: May 8, 2015
By	/s/ Fred Wollman
MORGAN ADVANCED CERAMICS, INC.
Dated: May 8, 2015
By	/s/ Fred Wollman
MORGAN TECHNICAL CERAMICS AUBURN, INC.

Dated: May 8, 2015
By	/s/ Joel Gay
ENERGY RECOVERY, INC.